EXHIBIT 99

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Gordon E.  Clark,  President  and  Chief  Executive  Officer,  and  Kathleen  G.
Trumpler, Treasurer of Leeds Federal Bankshares, Inc. (the "Company") each certify in his or her capacity as an officer of the Company that he or she has reviewed the Annual Report of the Company on Form 10-K for the year ended June 30, 2002 and that to the best of his or her knowledge:

     1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

     2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.



September 25, 2002                         /s/ Gordon E. Clark
------------------------------------       -------------------------------------
Date                                       Gordon E. Clark
                                           President and Chief Executive Officer


September 25, 2002                         /s/ Kathleen G. Trumpler
------------------------------------       -------------------------------------
Date                                       Kathleen G. Trumpler
                                           Treasurer (Chief Financial Officer)